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                                                                   EXHIBIT 10.35

                                  AMENDMENT I

     Agreement effective as of January 1, 1997, by and between The Guardian Insurance & Annuity Company, whose address is 3900 Burgess Place, Bethlehem, Pennsylvania 18017 (the "Company"), and Standard Life Insurance Company of Indiana, whose address is 9100 Keystone Crossing, Suite 600, Indianapolis, IN 46240 (the "Reinsurer").

                                  WITNESSETH:

     WHEREAS, Company and Reinsurer entered into a Modified Coinsurance Agreement effective as of January 1, 1996, as modified by various Amendments (the "Agreement") in which the Company agreed to reinsure with Reinsurer the risks under the policies described therein on the terms and conditions stated in the Agreement; and

     WHEREAS, Reinsurer and Company have agreed to terminate Block I portion of the Agreement, as described in Schedule A, according to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. The Company and the Reinsurer hereby agree that the Block I portion of the Agreement is terminated effective the 1st day of January, 1997 ( the "Termination Date"), and all liability and obligations of Reinsurer and the Company pursuant to the Agreement arising from events occurring after the Termination Date are terminated as of the Termination Date.

     2. The Company and the Reinsurer hereby agree that as of the Termination Date amounts due either party are as described under the provisions of Article
XIII. Further, as of the Termination Date, the Company and the Reinsurer hereby waive any rights to a supplementary accounting and settlement otherwise permitted under the terms of Article XIII, of the Agreement.

     3. Effective as of the Termination Date, the Company and the Reinsurer waive and release any and all right, interest, liability or claim of any kind or nature arising under or by virtue of the Agreement by virtue of acts or events occurring after the Termination Date.
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     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the day and year first above written.

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
                                                       REINSURER:
                                                       STANDARD LIFE INSURANCE COMPANY OF INDIANA
ATTEST:

/s/ JANET K. TAYLOR                                    By: /s/ EDWARD T. STAHL
-----------------------------------------------------
                                                       -----------------------------------------------------
Its:           Vice President & Controller
-----------------------------------------------------  Its:                EVP & Secretary
                                                       -----------------------------------------------------
                                                       COMPANY:
                                                       THE GUARDIAN INSURANCE & ANNUITY COMPANY,
                                                       INCORPORATED
ATTEST:

                   /s/ FRANK HALL                      By: /s/ JOHN M. SMITH
-----------------------------------------------------
                                                       -----------------------------------------------------
         Its:                   Project Mgr.
  -------------------------------------------------    Its:            Executive Vice President
                                                       -----------------------------------------------------
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